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                                                               Exhibit 23



                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-64187) pertaining to The Lincoln Electric Company Employee Savings Plan of our report dated June 17, 1998, with respect to the financial statements and schedules of The Lincoln Electric Company Employee Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1997.

                                           Ernst & Young LLP

Cleveland, Ohio
June 29, 1998